UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2007

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (e) On January 22, 2007, the Compensation and Human Resources Committee of the Board of Directors (the “Committee”) of Mobility Electronics, Inc. (“Mobility”) authorized, approved and adopted an annual bonus plan for certain executives (the “Bonus Plan”). Under the Bonus Plan, each of the Company’s senior executives, including Charles R. Mollo, Chief Executive Officer, Joan W. Brubacher, Chief Financial Officer, and Jonathan Downer, Senior Vice President, Worldwide Sales and Distribution, are eligible to receive an annual bonus, based on a combination of each individual executive’s achievement of performance objectives and Mobility’s overall business and financial performance.
     The Committee, in its sole discretion, approved target bonuses for each participant. Bonuses will be calculated using a formula that includes: (a) the executive’s salary, (b) the executive’s target bonus, and (c) such other discretionary factors as the Committee determines appropriate given the performance of Mobility, and the participant’s contribution to Mobility’s overall performance, including the growth and creation of increased stockholder value through the efficient use of Mobility’s assets.
The following table sets forth the potential bonus for each of Messers. Mollo and Downer and Ms. Brubacher:

Named Executive Officer	Annual Bonus % of Annual Salary(1)	Quarterly Commission % of Quarterly Salary
Charles R. Mollo	70%(1)	Not applicable
Joan W. Brubacher	60%(1)	Not applicable
Jonathan Downer	20%(1)	0% - 75%(2)

(1)	Participants have the opportunity to receive up to two times the stated bonus percentage of salary based on the performance of the individual and Mobility. These bonus payments will be based on a percentage of the participant’s annual salary.

(2)	Mr. Downer is also eligible to receive a quarterly commission under the Bonus Plan in 2007 based on Mobility’s quarterly sales and direct margin performance. These commission payments will be based on a percentage of Mr. Downer’s quarterly salary.
     A copy of the Bonus Plan is attached as Exhibit 10.1 and is incorporated by reference herein. The above description of the Bonus Plan is not complete and subject to the terms of the Bonus Plan set forth on the Exhibit.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Mobility Electronics, Inc. 2007 Executive Bonus Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.
Dated: January 24, 2007	By:	/s/ Joan W. Brubacher
	Name:	Joan W. Brubacher
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	Mobility Electronics, Inc. 2007 Executive Bonus Plan